UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2015 (April 7, 2015)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-196735	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2247 Federal Blvd., Denver, CO	80211
(Address of principal executive offices)	(Zip Code)

(720) 442-0052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01

Other Events

On April 7, 2015, the Company issued a press release titled, “MassRoots’ Stock Expected to Begin Trading April 9, 2015.” A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release titled “MassRoots’ Stock Expected to Begin Trading April 9, 2015”, dated April 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: April 9, 2015	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer